United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 1997


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                       1-4668                    NONE
State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


       Clarendon House, Church Street, Hamilton HM DX, BERMUDA      NONE
            (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

                 On March 13, 1997, Florida's First District Court of Appeal denied Coastal Petroleum Company's ("CPC") motion for clarification of an earlier decision. CPC is a majority owned subsidiary of the Company.

                 The court had previously denied CPC's appeal of Florida's Department of Environmental Protection ("DEP") requirement to file a Notice of Intent to Issue a Drilling Permit. The Notice allows interested parties to request administrative hearings on the permit. The Company now expects to publish the required Notice on or about March 20, 1997.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                       (Registrant)



                                          By /s/ James R. Joyce
                                                 James R. Joyce
                                                 Treasurer


Date:  March 17, 1997